UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
_________________

FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 15, 2015
CORPORATE OFFICE PROPERTIES TRUST
CORPORATE OFFICE PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)
(443) 285-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On April 15, 2015, Corporate Office Properties Trust (the “Company”), the General Partner of Corporate Office Properties, L.P. (the “Operating Partnership”), entered into the Thirty-Second Amendment (the “Amendment”) to the Second Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”) of the Operating Partnership. The Amendment was entered into (i) to reflect changes to the Partnership Agreement relating to the entering into by several limited partners of deficit restoration obligation agreements (individually, a “DRO Agreement”) with the Partnership, pursuant to which such limited partners are obligated to make an agreed upon contribution to the Partnership if, after a complete liquidation of the Partnership or such limited partner’s interest in the Partnership and the allocation of all gains, the limited partner’s capital account has a negative balance and (ii) in order to update the Partnership Agreement for certain changes in the ownership of COPLP. Other than to reflect such changes, the Amendment contains no substantive terms. Among the limited partners who entered into a DRO Agreement was Robert L. Denton, a trustee of the Trust. Because the DRO Agreement constitutes a related party transaction, the Audit Committee of the Company’s Board of Trustees reviewed and approved the transaction, in accordance with the Company’s Code of Business Conduct and Ethics, prior to the execution of the DRO Agreement.

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired
None
(b)    Pro Forma Financial Information
None
(c)    Shell Company Transactions
None
(d)    Exhibits

Exhibit Number	Exhibit Title
99.1	Thirty-Second Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P. dated April 15, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	April 21, 2015	Dated:	April 21, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Thirty-Second Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P. dated April 15, 2015.